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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - October 12, 2000

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                               COMSAT Corporation
             (Exact name of registrant as specified in its charter)


 District of Columbia                   1-4929                52-0781863
 (State or other jurisdiction    (Commission File Number)   (IRS Employer
    of Incorporation)                                       Identification No.)

           6560 Rock Spring Drive, Bethesda, Maryland       20817
            (Address of principal executive offices)       (Zip Code)


                                (301) 214-3000
             (Registrant's telephone number, including area code)

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                                Not Applicable
            (Former name or address, if changed since last report)


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Item 5. Other Events

     As previously reported, Lockheed Martin Corporation (Lockheed Martin) acquired control of the remaining outstanding common stock of COMSAT Corporation (Old COMSAT) as a result of the merger of Old COMSAT with and into a wholly-owned subsidiary of Lockheed Martin, formerly known as "Deneb (D.C.) Corporation" (the Surviving Corporation or New COMSAT), on August 3, 2000. The merger was effected pursuant to the Agreement and Plan of Merger, among Lockheed Martin, COMSAT and Deneb Corporation, dated as of September 18, 1998 (the "Merger Agreement"). Prior to the merger, Deneb assigned its rights under the Merger Agreement to the Surviving Corporation. Lockheed Martin owned approximately 49% of Old COMSAT's outstanding common stock prior to completion of the merger.

     As a result of the merger, the Surviving Corporation was renamed "COMSAT Corporation" and guaranteed the obligations of COMSAT Capital I, L.P. under the 8 1/8% Cumulative Monthly Income Preferred Securities (MIPs) issued by COMSAT Capital I, L.P. The MIPs are listed on the New York Stock Exchange and trade under the symbol CQ pa.

     On October 12, 2000, Lockheed Martin entered into a guarantee agreement, pursuant to which it agreed to guarantee the obligations of COMSAT Capital I, L.P. for payment of the MIPs and to guarantee New COMSAT's guarantee of the MIPs on the terms set forth in Exhibit 4 (the Lockheed Martin Guarantee). As a result of the issuance of the Lockheed Martin Guarantee, New COMSAT and COMSAT Capital I, L.P. are permitted to omit financial statements pursuant to Rule 3-10 of Regulation S-X and are exempt from periodic reporting under the Exchange Act pursuant to Rule 12h-5 adopted by the SEC thereunder. Lockheed Martin's financial statements, to the extent required, will include a footnote presenting condensed consolidating financial information with respect to Lockheed Martin and New COMSAT pursuant to the SEC's new rules.


Item 7.  Financial Statements and Exhibits

Exhibit No.    Description
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     4         Guarantee Agreement issued by Lockheed Martin Corporation for
               Preferred Securities of COMSAT Capital I., L.P. dated October 12,
               2000.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COMSAT CORPORATION


                                             /s/ Alan Korobov
                                             ----------------
                                             Alan Korobov
                                             Controller


October 13, 2000
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                               INDEX TO EXHIBITS

Exhibit No.    Description
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     4         Guarantee Agreement issued by Lockheed Martin Corporation for
               Preferred Securities of COMSAT Capital I., L.P. dated October 12,
               2000.